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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549


                                    FORM 8-K

                                 Current Report


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                                October 26, 1999
                        (Date of earliest event reported)


                            OnHealth Network Company
             (Exact name of registrant as specified in its charter)


                         Commission file number: 0-22212


                Washington                               41-1686038
(State of incorporation or organization)      (IRS Employer Identification No.)



             808 Howell Street, Suite 400 Seattle, Washington 98101
                    (Address of principal executive offices)


                                 (206) 583-0100
              (Registrant's telephone number, including area code)
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ITEM 5. OTHER EVENTS

        On October 26, 1999, OnHealth Network Company ("OnHealth") announced its financial results for the third quarter of 1999.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits

The following exhibits are filed herewith:


         99.1 Press release, dated October 26, 1999, regarding OnHealth's third quarter financial results.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              OnHealth Network Company

Date:  OCTOBER 26, 1999                       By:  /S/ RON STEVENS
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                                                   Ron Stevens
                                                   Chief Financial Officer



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